Exhibit 10.3

EXECUTION VERSION

TALON THERAPEUTICS, INC.

AMENDMENT NO. 1
TO THE
REGISTRATION RIGHTS AGREEMENT

This Amendment No. 1 (this “Amendment”), dated January 9, 2012, to the Registration Rights Agreement (the “Agreement”) among Talon Therapeutics, Inc., a Delaware corporation (formerly Hana Biosciences, Inc.) (the “Company”), and the purchasers signatory thereto (each, a “Purchaser”, and collectively, the “Purchasers”), is entered into pursuant to that certain Investment Agreement, dated June 7, 2010, by and between the Company and the Purchasers and that certain Investment Agreement, dated January 9, 2012, by and between the Company and the Purchasers, which collectively provide for the Company’s issuance and sale of (a) Series A-1 Convertible Preferred Stock (the “Series A-1 Preferred Shares”), which are convertible into authorized but unissued shares (“Series A-1 Conversion Shares”) of common stock, par value $0.001 per share, of the Company (the “Common Stock”), and have the terms set forth in the Certificate of Designations for such Series A-1 Preferred Shares (the “Series A-1 Certificate of Designation”), (b) Series A-2 Convertible Preferred Stock (the “Series A-2 Preferred Shares”), which Series A-2 Preferred Shares will be, upon issuance, convertible into authorized but unissued shares (“Series A-2 Conversion Shares”) and will have the terms set forth in the Certificate of Designations for such Series A-2 Preferred Shares (the “Series A-2 Certificate of Designation”) and (c) Series A-3 Convertible Preferred Stock (the “Series A-3 Preferred Shares”, and together with the Series A-1 Preferred Shares and the Series A-2 Preferred Shares, the “Preferred Shares”), which Series A-3 Preferred Shares will be, upon issuance, convertible into authorized but unissued shares (“Series A-3 Conversion Shares”, and together with the Series A-1 Conversion Shares and the Series A-2 Conversion Shares, the “Conversion Shares”) of Common Stock and will have the terms set forth in the Certificate of Designations for such Series A-3 Preferred Shares (the “Series A-3 Certificate of Designation”, and together with the Series A-1 Certificate of Designation and the Series A-2 Certificate of Designation, each a “Certificate of Designation” and together the “Certificates of Designation”).  Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in Section 8(p) of the Agreement.

WHEREAS, Section 8(d) of the Agreement provides for the amendment of the Agreement in accordance with the terms set forth therein; and

WHEREAS, the parties hereto, representing the Holders of a majority in number of the outstanding Registrable Shares, desire to amend the Agreement as set forth in this Amendment.

NOW, THEREFORE, in consideration of the premises, and of the covenants and agreements set forth herein, the parties agree as follows:

1.    Amendment of Defined Terms in the Preamble.  The meaning of the terms “Preferred Shares”, and “Conversion Shares” and “Certificates of Designation” in the Agreement shall be replaced with the corresponding definitions of such terms in this Amendment.  The following terms have the definitions set forth below:

(a) “Preferred Shares” means, collectively, the Series A-1 Preferred Shares, the Series A-2 Preferred Shares and the Series A-3 Preferred Shares;

(b) “Conversion Shares” means, collectively, the Series A-1 Conversion Shares, the Series A-2 Conversion Shares and the Series A-3 Conversion Shares; and

(c) “Certificates of Designation” means, collectively, the Series A-1 Certificate of Designation, the Series A-2 Certificate of Designation and the Series A-3 Certificate of Designation.

2.    Amendment to Section 1(a) of Agreement.  Paragraph (a) of Section 1 of the Agreement shall be deleted in its entirety and replaced with the following:

“(a)  The Company shall, as soon as practicable following its receipt of a written request of the Holders of a majority of the Registrable Shares then outstanding, file with the Securities and Exchange Commission (the “Commission”), and, subject to Section 3(c) hereof, thereafter use its best efforts to cause to be declared effective as soon as practicable thereafter, in each case subject to Section 3(h), a registration statement (the “Shelf Registration Statement”) on an appropriate form under the Securities Act relating to the offer and sale of the maximum amount of Registrable Shares by the Holders thereof from time to time in accordance with the methods of distribution set forth in the Shelf Registration Statement and Rule 415 under the Securities Act (hereinafter, the “Shelf Registration”).  If any Registrable Securities are not covered by the Shelf Registration Statement because they are not outstanding or are not otherwise permitted to be registered under the Securities Act, the Company shall, as soon as practicable, to the extent that at any time following the effective date of the Shelf Registration Statement additional Registrable Shares are outstanding and eligible to be covered by a registration statement on an appropriate form under the Securities Act relating to the offer and sale of such Registrable Securities, cause such a registration statement to be filed and declared effective on terms reasonably consistent with the Shelf Registration Statement.”

3.    No Further Amendment.  Except as expressly amended hereby, the Agreement is in all respects ratified and confirmed and all the terms, conditions, and provisions thereof shall remain in full force and effect. This Amendment is limited precisely as written and shall not be deemed to be an amendment to any other term or condition of the Agreement or any of the documents referred to therein.

4.    Effect of Amendment.  This Amendment shall form a part of the Agreement for all purposes, and each party thereto and hereto shall be bound hereby. From and after the execution of this Amendment by the parties hereto, any reference to the Agreement shall be deemed a reference to the Agreement as amended hereby. This Amendment shall be deemed to be in full force and effect from and after the execution of this Amendment by the parties hereto.

5.    Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to any contrary result otherwise required by conflict or choice of law rules.

6.    Draftsmanship.  Each of the parties hereto has been represented by its own counsel and acknowledges that it has participated in the drafting of this Amendment, and any applicable rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in connection with the construction or interpretation of this Amendment.  Whenever required by the context hereof, the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; and the neuter gender shall include the masculine and feminine genders.

7.    Counterparts. This Amendment may be executed in one or more counterparts (including by facsimile), each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

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If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Purchasers and the Company in accordance with its terms.

Very truly yours, TALON THERAPEUTICS, INC. By: /s/ Steven R. Deitcher, M.D. Name: Steven R. Deitcher, M.D. Title: President & Chief Executive Officer

AGREED AND ACCEPTED AS OF THE DATE
FIRST SET FORTH ABOVE

PURCHASERS

WARBURG PINCUS PRIVATE EQUITY X, L.P.
By: Warburg Pincus X L.P., its General Partner
By: Warburg Pincus X LLC, its General Partner
By: Warburg Pincus Partners LLC, its Sole Member
By: Warburg Pincus & Co., its Managing Member

By: /s/ Jonathan Leff
Name: Jonathan Leff
Title: Partner

WARBURG PINCUS X PARTNERS, L.P.
By: Warburg Pincus X L.P., its General Partner
By: Warburg Pincus X LLC, its General Partner
By: Warburg Pincus Partners LLC, its Sole Member
By: Warburg Pincus & Co., its Managing Member

By: /s/ Jonathan Leff
Name: Jonathan Leff
Title: Patner

[Amendment to Registration Rights Agreement]

DEERFIELD PRIVATE DESIGN FUND, L.P.
By:  Deerfield Capital, L.P., its General Partner
By:  J.E. Flynn Capital, LLC, its General Partner

By: /s/ Jeffrey Kaplan
Name:  Jeffrey Kaplan
Title:    Authorized Signatory

DEERFIELD PRIVATE DESIGN INTERNATIONAL, L.P.
By:  Deerfield Capital, L.P., its General Partner
By:  J.E. Flynn Capital, LLC, its General Partner

By: /s/ Jeffrey Kaplan
Name:  Jeffrey Kaplan
Title:    Authorized Signatory

DEERFIELD SPECIAL SITUATIONS FUND, L.P.
By:  Deerfield Capital, L.P., its General Partner
By:  J.E. Flynn Capital, LLC, its General Partner

By: /s/ Jeffrey Kaplan
Name:  Jeffrey Kaplan
Title:    Authorized Signatory

DEERFIELD SPECIAL SITUATIONS FUND
INTERNATIONAL LIMITED

By: /s/ Jeffrey Kaplan
Name:  Jeffrey Kaplan
Title:    Authorized Signatory

[Amendment to Registration Rights Agreement]